UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, TN 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, TN 37830

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2022 to DECEMBER 31, 2022

Daxor Corporation

Financial Statements

For the Year Ended

December 31, 2022

Exhibits

Daxor Corporation

March 1, 2023

Dear Fellow Shareholder:

Like most of us, I do not look forward to medical tests – needles, stethoscopes, the poking and prodding. Yet, I had the most thrilling test of my life a few months ago as I rolled up my sleeve to receive a dose of Daxor’s blood volume tracer Volumex as part of my participation in the validation of our groundbreaking next generation analyzer. In the testing room at our facility was our current device – a tabletop unit that has reliably computed tens of thousands of tests at leading medical centers, and next to it the new state-of-the-art portable unit smaller than a shoe box with an embedded touch screen and a cartridge slot running on battery power. The difference in size was such that you could almost miss the new unit, it being less than 1/10th the size of our current BVA-100. Once the test started the difference between the two units continued, validating the new unit against our current approved device required my blood to be collected in timed samples and placed in both units. The new unit finished within 2 minutes of the blood collection process, the current unit would not have results for another half hour with additional lab benchwork. Not only was the new unit three times faster than the current unit, but as the results of the tests successfully matched at 99% I felt the admiration for the hard work of our team and the confidence of the US Department of Defense (US DOD) which awarded our contract to create this ruggedized, portable unit for combat casualty care as well as civilian use. For us, it is no exaggeration that this next generation analyzer is our most important product launch in twenty years and has the potential to deliver a level of speed, access, and accuracy to fluid management that can broadly change medicine. I will report more on this project below, but first some financial highlights.

It is my pleasure to report on Daxor’s results for the year ended December 31, 2022. For the fourth year in a row our operating business is experiencing continued growth and development — increasing revenues from commercialization, great progress in research and development for our next-generation systems set to launch this year, and a growing body of clinical evidence from leading research centers of the unique value of our diagnostic to save lives and vastly improve health and hospital economic outcomes. The opportunity for our business is to scale into the total serviceable market of more than ten million tests per year in the United States alone through organic growth, partnership and joint ventures.

I have written in the past that to realize that promise and the enormous market potential for our products requires the company to execute on three key areas of performance: strong commercialization, next-generation product development, and continued clinical outcomes. I am pleased to report that in 2022 we made important breakthroughs building on our focus in each of these key areas.

As of December 31, 2022 , Daxor’s net assets were $28,969,469 or $6.75 per share as compared to $21,152,719 , or $5.24 per share at December 31, 2021. This 36.95% increase in the net asset value is primarily due to the continued appreciation in value in the Operating Division. The valuation of the Operating Division increased $9,500,000 to $26,000,000 at December 31, 2022. For the year ended December 31, 2022, Daxor had net dividend income of $223,916, and net realized gains on investment activity of $2,679,421. There was a net decrease in the unrealized appreciation on investments, options and securities borrowed of $2,763,895 as we sold positions during 2022 prior period’s significant unrealized gains unwound into the gains for the period. Included in the Net Increase in Net Assets Resulting From Operations of $5,178,133 is non-cash stock based compensation expense of $786,642 , in an effort to provide incentive to employees, officers, agents and consultants through proprietary interest in the company. There was a net realized loss of $3,264,419 from the operating division relating to spending on research, development, sales and overhead as the Company continues to invest judiciously in research and development for our 2023 product launch, ramping the commercial sales teams, as well as production facilities for our next generation blood volume analyzers.

Focusing further on the operating division financial performance, the Company is pleased to report a 20.5 percent increase in the unaudited revenues of our blood volume diagnostic operating division for the year ended December 31, 2022 as compared to the prior year. Revenue growth was driven by a combination of the sale and leasing of our capital equipment to hospitals and orders for our single-use blood volume diagnostics kits for heart failure management, critical care use, as well as other indications. The unaudited revenue from single-use test kits rose by 59.5% compared with 2021 driven by increasing usage at existing accounts as well as the addition of 18 new accounts for the year (as compared to 11 new accounts in 2021). Additionally, revenue accrued from the US DOD orders as well as third-party companies contracting with Daxor to conduct blood volume analysis on their products. As of this date, the Company for 2022 has sold, leased, placed devices for research, or opened new reference lab accounts with eighteen new clients and has installed or has orders to install an additional five accounts in Q1 of 2023. Many of these new accounts are just beginning to ramp up as they integrate the diagnostic into their treatment protocols and the need for our product has never been greater – heart failure patients are set to rise from the current 6 million to more than 8 million in the next six years as the baby boom generation ages and hospitals are under increasing pressure to improve outcomes and contain costs

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In 2023 Daxor plans on launching its program of new point-of-care blood volume analysis systems, developed under multiple contracts with the US DOD as well as grants from the National Institutes of Health (NIH), a significant leap forward in our market-leading technology. Daxor developed this unit under contract from the US DOD and successfully demonstrated in 2022 a manufacture-ready prototype that was specified to be equivalent to the current 510-K cleared BVA-100 unit in terms of accuracy and capabilities. This new system has been measured to be three times faster, simpler, battery powered and capable to be a full point-of-care CLIA-waived device. Development for a model utilizing a novel fluorescing marker is also ongoing under US DOD contract for use in new care settings beyond our current systems. Daxor met with the FDA in the fall of 2022 to discuss its pre-submission data for a 510-K/CLIA dual pathway. Management was able to ask questions and receive guidance from the agency on a validation plan and application pathway to satisfy regulatory requirements. Daxor is currently executing on the validation of the prototype systems with clinical partners to satisfy FDA standards and intends to submit its application with a goal of receiving approval by the middle of 2023. Management feels that the requirements are straight-forward and the technology as demonstrated to the US DOD meets the standard for approval, thus a careful validation study and thorough application to the civilian FDA has a promising trajectory. Driving this important project is our new Vice President of Project Management, Linda Cooper — she is a seasoned professional with a background in bio-engineering as well as extensive regulatory experience with the FDA.

Management anticipates that upon approval there will be significant interest and uptake of the new systems based upon preliminary discussions with clinicians helping to develop the technology as well as an increase in disposable kit sales driven by the speed and convenience of the new system. Daxor’s next generation devices will also be eligible for Phase III funding awards and acquisition by branches of the military for their deployment to aid in combat casualty care as well as further development contracts. Daxor has several applications for contract work with the US DOD pending or in the planning stage as well as grant proposals for substantial research studies under review with agencies at the National Institute of Health. These contracts provide important sources of non-dilutive funding, further technology development, and additional clinical validation which drives adoption of our diagnostic.

Accelerating commercialization is a priority for Company management, and in this area Senior Vice President Jean Oertel Jean, a veteran from both Medtronic and Sensionics, has focused on recruiting top talent to the sales and clinical support team adding new territory managers/clinical support reps to the team to support the strong growth in accounts. In addition to building our internal team, Daxor has also entered into strategic partnerships with the Heart Failure Society of America and The Society for Nuclear Medicine. These organizations are helping our team to connect to thought leaders and promising new accounts and research collaborators. To further drive adoption, Daxor has also been named an Industry Partner with the premier global cardiology consulting company MedAxiom, a wholly owned subsidiary of the American College of Cardiology. MedAxiom connects over 450 leading cardiovascular organizations to a select group of companies with novel solutions in the cardiac space. Daxor has been presenting at their premier events, benefiting from hosted webinars on our product that they produce, and benefited from their building awareness for the Company’s products with their important customer base as a result of this affiliation.

Our company, like much of the world, has faced increased costs due to inflation. To offset this Daxor has announced an increase of 8.4% for our disposable Volumex kits to $385 per test starting at the end of Q1 of 2023. The current reimbursement for our product has also risen as we have updated our prices and we have worked with MACS to ensure that our new prices are reflected in their price guides.

Equally important is the progress that Daxor has made in the area of clinical outcomes utilizing our blood volume analyzer systems. The company anticipates the results of a pilot Randomized Control Trial (RCT) in heart failure patients with BVA guided treatment to be released at the end of Q1 of 2023 by researchers from the Duke Clinical Research Institute. This trial is in addition to ongoing Phase I RCT work at two VA hospitals under NIH funding as well as outpatient prospective trial being conducted at Geisinger Medical center. Over the course of 2022 over a dozen new research studies on BVA were published in peer-reviewed journals or at society conferences. These studies importantly highlighted that BVA can reduce hospital length of stay by 2.5 days on average for hospitalized heart failure patients, a very significant savings while also improving clinical outcomes. Data on the value of BVA for use in LVAD patients and its superiority to pressure-based cardiac implantable devices are also highlights of data that researchers from a variety of institutions published. With regard to recognition and awareness of these developments, a landmark session at the Heart Failure Society of America 2022 Annual Meeting was attended by hundreds of physicians which posited that Daxor's BVA provided uniquely valuable data for congestion management, superior utility to existing standards of care of pressure-based measures, and that further study and adoption of it was supported by the growing body of evidence. A session of this nature — comparing volume versus pressure measures was never presented before, and Management was very pleased at the strong and supportive reception that our technology received at this event which was not sponsored by Daxor in any way.

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The Company also announced in August 2021 that a promising research letter on the use of Daxor’s BVA-100 analyzer on six COVID-19 patients at NYU Medical center had been published in the prestigious Journal of Critical Care. Daxor launched a prospective multi-center trial on the back of that data which has been expanded to incorporate not only COVID patients but Sepsis patients as well. The COVID arm has completed enrollment and the Sepsis comparator arm should be completed in the coming quarter with publication to follow. Management looks forward to sharing the results of the multi-center trial when they become available. A substantial expansion of the Company's revenue in the area of critical care medicine could be driven by a combination of the new data, new funding opportunities the data will open up, as well as our next-generation analyzer which promises a speedy workflow that is compatible with the needs of this specialty.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our BVA diagnostic is a non-invasive, inexpensive, and rapid blood test which allows care teams to solve the significant challenge of accurately managing the fluid levels of patients, whether it is in the heart failure clinic (outpatient) or the hospitalized heart failure patient or in the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology. In the competitive area of healthcare, having achieved reimbursement for our technology for both inpatient and outpatient use is a strong competitive advantage that will drive our adoption in step with our increasing clinical evidence and commercial teams. Just as exciting is the next-generation of products that are in our development pipeline slated for completion this year which should further enhance the accessibility of our test and open it up to both government as well as civilian hospital systems on an international scale.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSR for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities to help fund its diagnostic operations. Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as a closed-end investment management company with a fully-owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report as an operating company, and will take steps to accomplish this result.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

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Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

December 31, 2022

	Shares	Fair Value
Common Stock - (United States) – 13.38%
Industrials – 0.01%
Wabtec	13	$1,298

Materials – 0.40%
Enbridge Inc.	2,952	115,423

Utilities – 12.97%
Electric Utilities – 12.97%
Avangrid, Inc.	7,000	300,860
Avista Corporation	6,000	266,040
CenterPoint Energy, Inc.	1,000	29,990
Centrus Energy Corp.	1	33
CMS Energy Corporation	3,500	221,655
DTE Energy Company	3,000	352,590
Edison International	4,000	254,480
Entergy Corporation	4,000	450,000
Evergy Inc.	4,297	270,410
Eversource Energy	2,000	167,680
Exelon Corporation	2,100	90,783
FirstEnergy Corp.	11,800	494,892
National Grid plc	5,207	314,086
NiSource, Inc.	9,000	246,780
Pinnacle West Capital Corporation	3,000	228,120
Xcel Energy, Inc.	1,000	70,110
Total Utilities		3,758,509

Total Common Stock (Cost $1,311,691) – 13.38%		$3,875,230

	Shares	Fair Value
Preferred Stock - (United States) – 1.20%

Banking – 1.20%
Bank of America Corp 7.250% Series L	300	$348,000

Total Preferred Stock (Cost $193,985) – 1.20%		$348,000

Total Investments in Securities (Cost $1,505,676) – 14.58%		$4,223,230

Investment in Operating Division (Cost $3,118,857) - (United States) – 87.75% (1)		$26,000,000

Dividends receivable – 0.06%		$17,233

Other Assets – 0.07%		$20,606

Total Assets – 104.46%		$30,261,069
Total Liabilities - (4.46%)		$(1,291,600)
Net Assets - 100%		$28,969,469

(1)	The Fair Value of the Operating Division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

4

Daxor Corporation

Schedule of Investments – (Continued)

December 31, 2022

At December 31, 2022, the net unrealized appreciation on investment in securities, options and securities borrowed of $2,717,553 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$2,722,733
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(5,180)
Net unrealized appreciation	$2,717,553

At December 31, 2022, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$22,881,143

Portfolio Analysis*

December 31, 2022

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.01%
Materials	0.40%
Electric Utilities	12.97%

Total Common Stock	13.38%

Preferred Stock (United States)
Banking	1.20%

Total Investments in Securities	14.58%

*	The Portfolio analysis table does not include exposure to derivatives.

The accompanying notes are an integral part of these financial statements.

5

Daxor Corporation

Summary of Liabilities

December 31, 2022

Accounts payable and accrued expenses – (0.22)%	(62,436)
Margin loans payable - (4.24)%	(1,229,164)

Total Liabilities - (4.46)%	$(1,291,600)

The accompanying notes are an integral part of these financial statements.

6

Daxor Corporation

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in securities, at fair value (cost of $1,505,676)	$4,223,230
Investment in operating division, at fair value (cost of $3,118,857)	26,000,000
Dividends receivable	17,233
Prepaid taxes and other assets	20,606
Total Assets	30,261,069

Liabilities:
Margin loans payable	1,229,164
Accounts payable and accrued expenses	62,436

Total Liabilities	1,291,600
Commitments (Note 14)
Net Assets	$28,969,469

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,291,064 shares outstanding of $0.01 par value capital stock outstanding)	$6.75
Net Assets consist of:
Capital paid in	$12,954,133
Total distributable earnings	24,786,362
Treasury Stock	(8,771,026)
Net Assets	$28,969,469

The accompanying notes are an integral part of these financial statements.

7

Daxor Corporation

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividend income (net of foreign withholding taxes of $2,110)	$223,916
Other income	7,725
Total Investment Income	231,641

Expenses:
Investment administrative charges	1,046,286
Professional fees	39,200
Transfer agent fees	40,787
Interest expense	72,454
Other taxes	5,888
Total Expenses	1,204,615

Net Investment(Loss)	(972,974)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities and securities sold short	2,736,375
Net realized (loss) from options	(56,954)
Net change in unrealized (depreciation) on investments, options and securities borrowed	(2,763,895)
Net change in unrealized appreciation in operating division	9,500,000
Realized (loss) on investment in operating division	(3,264,419)
Net Realized and Unrealized Gain on Investments and Investment in Operating Division	6,151,107

Income tax (benefit)	0

Net Increase in Net Assets Resulting From Operations	$5,178,133

The accompanying notes are an integral part of these financial statements.

8

Daxor Corporation

Statement of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets Resulting from Operations

Net investment (loss)	$(972,974)	$(814,501)
Net realized income (loss) from investments in securities and securities sold short	2,736,375	(1,200)
Net realized (loss) gain from options	(56,954)	73,283
Net change in unrealized (depreciation) appreciation on investments, options and securities borrowed	(2,763,895)	755,960
Net change in unrealized appreciation in operating division	9,500,000	7,700,000
Realized (loss) on investment in operating division	(3,264,419)	(2,965,345)
Net Increase in Net Assets Resulting From Operations	5,178,133	4,748,197

Capital Share Transactions:
Increase in net assets resulting from stock-based compensation	786,642	729,336
Proceeds from sale of treasury stock	1,851,975	-
Net Increase in Net Assets Resulting From Capital Share Transactions	2,638,617	729,336

Total Net Increase in Net Assets	7,816,750	5,477,533

Net Assets:

Beginning of Period	21,152,719	15,675,186

End of Period (including undistributed net investment income of $4,223,230 in 2022 and $6,998,165 in 2021 included in net assets)	$28,969,469	$21,152,719

The accompanying notes are an integral part of these financial statements.

9

Daxor Corporation

Statement of Cash Flows

For the Year Ended December 31, 2022

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,178,133
Adjustment to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities and securities sold short	(2,736,375)
Net realized (loss) from options	56,954
Net change in unrealized depreciation on investments, options and securities borrowed	2,763,895
Net change in unrealized appreciation in operating division	(9,500,000)
Investment in/advances to operating division	(3,264,419)
Realized loss on operating division	3,264,419
Proceeds from sales of securities	3,310,738
Proceeds from securities borrowed at fair value	52,225
Payments to cover securities borrowed at fair value	(672,505)
Stock based compensation expense	786,642
Changes in operating assets and liabilities:
Decrease in dividends receivable	13,467
Decrease in accrued expenses and other assets	(22,472)
Net cash used in operating activities	(769,298)

Cash flows from financing activities:
Proceeds from margin loan payable	4,078,335
Repayment of margin loan payable	(5,871,712)
Proceeds from the sale of treasury stock	1,851,975

Net cash provided by financing activities	58,598

Net change in cash and restricted cash	$(710,700)
Cash and restricted cash at beginning of the year	710,700
Cash and restricted cash at end of the year	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes (State income taxes)	$9,707

Interest on margin loan payable	$72,454

The accompanying notes are an integral part of these financial statements.

10

Daxor Corporation

Financial Highlights

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented. The total investment return does not reflect sales load.

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Asset Value Per Share, Beginning of Year	$5.24	$3.89

Income (loss) from operations:
Net investment (loss) income	(0.24)	(0.20)
Net realized and unrealized gain (loss) from investments, options and securities borrowed	(0.02)	0.21
Net realized and unrealized gain from operating division	1.53	1.16
Other	(0.40)	0.00
Total (loss) from Operations	0.87	1.17

Capital share transactions:
Increase in net assets from stock based compensation	0.19	0.18
Increase from sale of treasury stock	0.45	-

Increase in Net Asset Value Per Share	1.51	1.35

Net Asset Value Per Share, End of Year	$6.75	$5.24

Market Price Per Share of Common Stock, Beginning of Year	$11.29	$12.50
Market Price Per Share of Common Stock, End of Year	$9.16	$11.29
Change in Price Per Share of Common Stock	$(2.13)	$(1.21)

Total Investment Return	(18.87)%	(9.68)%

Weighted Average Shares Outstanding	4,083,847	4,036,660

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$28,969	$21,153

Ratio of total expenses to average net assets	5.86%	7.29%

Ratio of net investment (loss) income after income taxes to average net assets	(4.73)%	(5.44)%

Portfolio turnover rate	0%	0%

The accompanying notes are an integral part of these financial statements.

11

Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018

Net Asset Value Per Share, Beginning of Year	$3.41	$3.49	$3.68

Income (loss) from operations:
Net investment (loss) income	(0.08)	(0.03)	0.00
Net realized and unrealized gain from investments, options and securities borrowed	(0.32)	0.59	0.03
Net realized and unrealized loss from operating division	0.11	(0.69)	(0.36)
Income tax (expense) benefit	0.00	0.00	0.09
Other	0.01	0.01	0.5
Total income (loss) from Investment Operations	(0.28)	(0.13)	(0.19)
Capital share transactions:

Increase in net assets from stock based compensation	0.06	0.05	(0.00)
Proceeds from sale of treasury stock and exercise of stock options	0.70	0.00	0.00

Increase/(Decrease) in Net Asset Value Per Share	0.48	(0.08)	(0.19)

Net Asset Value Per Share, End of Year	$3.89	$3.41	$3.49

Market Price Per Share of Common Stock, Beginning of Year	$9.40	$8.20	$4.57
Market Price Per Share of Common Stock, End of Year	12.50	9.40	8.20
Change in Price Per Share of Common Stock	$3.10	$1.20	$3.63

Total Investment Return	32.98%	14.63%	79.43%

Weighted Average Shares Outstanding	3,935,902	3,746,858	3,741,954

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$15,675	$12,766	$13,062
Ratio of total expenses to average net assets	5.79%	4.26%	3.14%
Ratio of net investment (loss) income after income taxes to average net assets	(3.53)%	(1.12)%	2.55%
Portfolio turnover rate	12.54%	0.00%	0.52%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

December 31, 2022

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company qualifies as a “controlled company” under NYSE American LLC rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. The estate owns 64.1% of the outstanding shares. As a result, the estate has the ability to control the outcome on any matter requiring the approval of shareholders of the Company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Daxor Corporation

Notes to Financial Statements

December 31, 2022

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2022, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources; industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

14

Daxor Corporation

Notes to Financial Statements

December 31, 2022

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statement of assets and liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

ACS Topic 606, Revenue from Contracts with Customers, requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

December 31, 2022

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of December 31, 2022 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2022, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$3,875,229	$-	$-	$3,875,229
Preferred Stocks	348,000	-	-	348,000
Investment in Operating Division	-	-	26,000,000	26,000,000
Total	$4,223,229	$-	$26,000,000	$30,223,229

The Company purchases equity securities in the form of common and preferred stocks, primarily in the utility sector which historically have a high degree of safety and pays dividends. The common and preferred stocks are recorded at fair value at the unadjusted closing quoted price on active securities markets.

Purchased call and put options: When the Company purchases an option; an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the year ended December 31, 2022, the Company realized proceeds of $3,310,738 from the sale of investment securities.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the year ended December 31, 2022 there were no transfers between Levels.

16

Daxor Corporation

Notes to Financial Statements

December 31, 2022

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the year ended December 31, 2022:

Balance at
December 31, 2022
Balance, December 31, 2021	$16,500,000
Net change in unrealized appreciation on operating division	9,500,000
Investment in/advances to operating division	3,264,419
Realized loss on investment in operating division	(3,264,419)
Balance, December 31, 2022	$26,000,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2022, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2022, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC Topic 820). Based on the valuation approaches, the valuation ranges were $25,700,000 to $26,300,000 for the blended Income Approach and Market Approach at December 31, 2022. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 20.0% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 40% given the current financial performance and expectations as to longer-term revenue growth and profitability and a 60% weight to a recent arm’s length Daxor share sales transactions which raised $2.0 million, , resulting in a midpoint of value range of $26,000,000. Management has reviewed and assessed this valuation and concluded the valuation is reasonable.

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

17

Daxor Corporation

Notes to Financial Statements

December 31, 2022

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the period ended December 31, 2022.

Total Proceeds Received on open positions at 01/01/22	Sale of Options from 01/01/21-12/31/22	Expirations, Purchases and Assignments of Options from 01/01/22-12/31/22	Proceeds Received on open positions at 12/31/22	Market Value at 12/31/22	Unrealized Gain (Loss) at 12/31/22
$1,445	$52,225	$53,670	$-	$-	$-

For the period ended December 31, 2022, the Company recorded a realized net loss of $56,954 on call and put options.

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the period ended December 31, 2022 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carry forward of approximately $27,372,798 at December 31, 2022. Approximately $16,744,764 of these losses relate to years prior to 2018 and will begin to expire in 2033. Approximately $10,628,034 of these losses relates to the years 2018 through 2022, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carry forwards by state and local jurisdiction at December 31, 2022:

New York State	$4,728,155
New York City	$6,741,134
California	$2,371,705
Tennessee	$7,704,435
South Carolina	$9,635,570

At December 31, 2022, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2022, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

December 31, 2022

5. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2016 through 2021 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2022, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the period ended December 31, 2022 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	(5.8)%
State taxes	(0.2)%
Non-deductible/non-taxable and other items	29.3%
Dividend received deduction and other items	(2.3)%

Effective income tax (benefit) rate	0.0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options, as well as from carry forwards of the Company’s net operating losses of approximately $26,412,559 at December 31, 2022, and tax credits of approximately $1,528,433 for tax purposes. At December 31, 2022 the aggregate cost of investments for federal income tax purposes was $4,624,532.

19

Daxor Corporation

Notes to Financial Statements

December 31, 2022

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(642,131)
Unrealized gain on investment in operating division	(5,511,283)
Net operating loss-carry forward	7,477,080
Net capital loss carry forward	(289,300)
Business tax credits carried forward	1,528,433
Others	25,337
Deferred Income Tax Available for use	2,588,136
Valuation allowance	(2,588,136)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $2,588,136 at December 31, 2022. The valuation allowance decreased $1,181,450 from December 31, 2021. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (“Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the Nasdaq.

20

Daxor Corporation

Notes to Financial Statements

December 31, 2022

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $130,315 of portfolio administrative expenses which is included in investment administrative charges on the Statement of Operations for the year ended December 31, 2022. These charges represent a portion of the payroll and related expenses of two (2) employees of the Operating Division for services performed for the Company.

21

Daxor Corporation

Notes to Financial Statements

December 31, 2022

9. Margin Loan

The Company has total margin loan payable at December 31, 2022 of $1,229,164. This loan is secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the year ended December 31, 2022 was $72,454. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for the Company’s margin loan.

The following table summarizes the margin loan activity for the year ended December 31, 2022:

Balance at 12/31/22	Interest rate at 12/31/22	Maximum amount outstanding during the year	Average amount outstanding during the year	Weighted average interest rate during the year
$1,229,164	5.255%	$4,300,534	$1,850,919	2.809%

10. Capital Stock

At December 31, 2022, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $12,954,133 at December 31, 2022 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$12,900,967
Common Stock	53,166
Total Paid in Capital	$12,954,133

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the year ended December 31, 2022. The Company sold 221,050 shares of treasury stock in November 2022 for net proceeds to the Company of $1,851,975.

Treasury stock at December 31, 2022:

Treasury Stock at repurchase price	$8,771,026
Treasury Stock shares	1,025,466

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for the year ended December 31, 2022.

22

Daxor Corporation

Notes to Financial Statements

December 31, 2022

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020 the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and The 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaced the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. The Company has obtained approval from shareholders to increase the number of shares available for issuance from 250,000 shares to 400,000 shares (or such lesser amount as may be determined by the Company), subject to the SEC granting an exemptive order to permit the operation of the 2020 Plan as amended, and the SEC may not elect to grant such order. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of December 31, 2022 the 2020 Plan had 256,501 options outstanding and 172,159 were exercisable. The 2004 Stock Option Plan had 147,066 options outstanding and 147,066 were exercisable. The Company has not granted options under the 2004 Stock Option Plan since August 2018. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan, although stock options that were awarded under the 2004 Plan that have not expired are still eligible to be exercised.

At December 31, 2022, there was $1,655,628 of unvested stock-based compensation expense to recognize. The Company recognized $786,642 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the year ended December 31, 2022. There was no aggregate intrinsic value at December 31, 2022 as the closing price of the Company’s stock was lower than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

For the year ended December 31, 2022, 55,418 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $11.43. The stock options granted during the year ended December 31, 2022 from the 2020 Plan are still outstanding and 172,159 stock options have vested as of December 31, 2022.

The fair values of stock options granted in the six month period ended December 31, 2022 were estimated using the Black-Scholes option-pricing model with the following assumptions for the year ended December 31, 2022.

2022
Risk free rate	2.76%
Expected life (in years)	4.52
Expected volatility	46.78%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$11.43

23

Daxor Corporation

Notes to Financial Statements

December 31, 2022

13. Stock Options - (continued)

The details of option activity for the 2020 Plan for the year ended December 31, 2022 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2022	201,083	$13.77
Granted	55,418	$11.43
Canceled	-	-
Expired	-	-
Outstanding at December 31, 2022	256,501	$13.27

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2022:

Range of Exercise Prices	Number Outstanding at December 31, 2022	Weighted Average Remaining Contractual Life at December 31, 2022	Weighted Average Exercise Price at December 31, 2022
$ 9.09 - $18.95	256,501	3.91 years	$13.27

Range of Exercise Prices	Number Exercisable at December 31, 2022	Weighted Average Exercise Price at December 31, 2022
$ 9.09 - $14.11	172,159	$13.79

The details of employee option activity for the 2004 Stock Option Plan for the year ended December 31, 2022 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2022	156,232	$8.43
Granted	-	-
Exercised	-	-
Expired	(9,166)	$(7.81)
Outstanding at December 31, 2022	147,066	$8.47

The following tables summarize information concerning currently outstanding and exercisable options from the 2004 Stock Option Plan at December 31, 2022:

Range of Exercise Prices	Number Outstanding at December 31, 2022	Weighted Average Remaining Contractual Life at December 31, 2022	Weighted Average Exercise Price at December 31, 2022
Below - $9.52	147,066	0.79 years	$8.47

Range of Exercise Prices	Number Exercisable at December 31, 2022	Weighted Average Exercise Price at December 31, 2022
Below - $9.52	147,066	$8.47

24

Daxor Corporation

Notes to Financial Statements

December 31, 2022

The following table summarizes information about restricted stock transactions:

	Year Ended December 31, 2022	Weighted Average Grant Date Fair Value

Unvested at the beginning of the year	21,337	$10.62
Awards granted	24,147	$11.70
Vested	(35,671)	$(11.25)
Unvested at the end of year	9,813	$10.98

14. Commitments

The Company does not have any significant commitments.

25

Daxor Corporation

Notes to Financial Statements

December 31, 2022

15. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, pursuant to general instruction A.2 of form N-2 which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement became effective July 16, 2021.

16. Subsequent Events

Nothing to report as of this date

26

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
Daxor Corporation

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), including the schedule of investments and summary of liabilities, as of December 31, 2022, the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights, for each of the two years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the results of its operations, its cash flows for the year then ended, and the changes in net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2020, December 31, 2019, and December 31, 2018, for the Company were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 25, 2021.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the Company’s securities broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2021.

/s/ Baker Tilly US, LLP

Iselin, New Jersey

March 1, 2023

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Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2022 are available (i) without charge, upon request, by calling 1-212-330-8500 and (ii) on the Securities and Exchange Commission’s website: www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. The Company’s Form N-PORT for March 31, 2022, and September 30, 2022 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Shareholder Vote

The Company’s Annual Meeting was held June 23, 2022. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2023 by the votes indicated:

	For	Withheld	Broker Non-votes
James Lombard	3,500,603	56,855	504,940
Henry D. Cremisi, MD	3,500,675	56,783	504,940
Edward Feuer	3,500,195	57,263	504,940
Joy Goudie, Esq.	3,500,175	57,283	504,940
Michael Feldschuh	3,474,942	82,516	504,940
Jonathan Feldschuh	3,474,442	83,016	504,940
Caleb DesRosiers, Esq.	3,555,418	2,040	540,940

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain	Broker Non-votes
Ratification of Baker Tilly, LLP as Daxor Corporation’s independent registered public accounting firm	4,059,926	15	2,457	0

To approve an amendment to the Daxor Corporation 2020 Incentive Compensation Plan to increase the authorized shares under the plan	3,543,158	12,859	1,441	504,940

To approve an amendment to the Certificate of Incorporation to allow stockholder action by less than unanimous written consent	3,466,809	89,134	1,515	504,940

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Rule 8b-16 Disclosure

Rule 8b-16 under the Investment Company Act of 1940, as amended, requires that we disclose certain information to stockholders in our annual report. That disclosure is included in this report as provided below:

Dividend Reinvestment Plan

Daxor does not maintain a dividend reinvestment plan.

Information Investment Objectives and Policies

Daxor’s investment objectives and policies are provided below. There have not been any material changes to the investment objectives and policies that have not been approved by shareholders.

Our objective is to support and expand our operating businesses, through organic growth (i.e., the rate of business expansion through internal enhancement of the business and operations as opposed to mergers, acquisitions and takeovers). The company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. Funds in excess of the company’s business needs are placed in instruments designed to maximize capital preservation and assure liquidity. The foregoing policies may be changed without a shareholder vote.

We concentrate our investments in the utility industry and have an investment policy that calls for a minimum of 80% of the company’s investment portfolio to consist of electric utility stocks. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary. At least once a year, the company reviews its investment strategy, and more frequently as needed, at board meetings.

The investment portfolio primarily consists of electric utility companies which are publicly traded common and preferred stock. In addition to receiving income from dividends from the securities held in the investment portfolio, we also have an investment policy of selling puts on stocks that we are willing to own. Such options usually have a maturity of less than 1 year. The company will also sell covered calls on securities within its investment portfolio. Covered calls involve stocks, which usually do not exceed 15% of the value of the company’s portfolio.

We will, at times, sell naked or uncovered calls, as well as, engage in short sales as part of an income strategy, and to a lesser extent a strategy to mitigate risk. Our net short position will usually amount to less than 15% of the company’s portfolio value.

At this time, investments in debt instruments and foreign securities are not a principal investment strategy, and we expect any such investments to be minimal.

Our management expects that our investment portfolio will continue to consist primarily of publicly traded common and preferred stocks of electric utilities. The percentage of investments other than electric utilities is expected to remain at less than 20% of the investment portfolio.

With regard to the non-principal investments for the investment portfolio, we are flexible in how we may allocate our investments. We may allocate the non-principal investments among the following types of securities, in proportions which reflect the judgment of our management of the potential returns and risks of such securities:

●	Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts);
●	Bonds and other debt securities (including U.S. Treasury Notes and Bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade); and
●	Money market instruments.

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Principal Risk Factors

Daxor’s principal risk factors are provided below. There have not been any material changes to the principal risk factors.

Investment Portfolio Risks

Market Risks

Loss of money is a risk of investing in the company. The net asset value of the company can be expected to change daily and you may lose money. There is no guarantee that the performance of our investment portfolio will be positive over any period of time, either short-term or long-term. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole.

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, the ongoing military conflict between Russia and Ukraine, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of the novel coronavirus worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, rising unemployment claims, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty. Health crises and related political, social and economic disruptions caused by the spread of the recent coronavirus outbreak may also exacerbate other pre-existing political, social and economic risks in certain countries. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. These developments as well as other events, could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions.

Equity Investments

Because we invest in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by us, can affect the performance of our investment portfolio. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry and the value of the issuer’s assets.

Industry Concentration

We concentrate our investments within the electric utility industry. Because of its narrow industry focus, the performance of our investment portfolio is tied closely to and affected by developments in the electric utility industry, such as competition and weather. The electric utility industry is also sensitive to increased interest rates because of the industry’s capital intensive nature. Also, an increase in interest rates could cause some electric utilities to decrease dividends paid to shareholders which would reduce our investment income. The earnings of electric utility companies could also be negatively affected by power outages. Electric utilities operate in an environment of federal, state and local regulations, and these regulations may disproportionately affect an individual utility.

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Short Sale Risks

Our investment portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the investment portfolio’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the portfolio. Short sales expose our investment portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. The investment performance of our investment portfolio will also suffer if it is required to close out a short position earlier than it had intended. In addition, our investment portfolio may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the investment portfolio. Short positions introduce more risk to the investment portfolio than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. There were no short sale positions in the portfolio at December 31, 2022.

Put and Call Options Risk

The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the return on the investment. There can be no guarantee that the use of options will increase the return or income on an investment. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events, as will the performance of the issuer of the underlying instrument. As such, prior to the exercise or expiration of the option, the Company is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

By writing put options, the Company takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Company writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Company is not able to close out its written put options, it may result in substantial losses. By writing a call option, the Company may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Company must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When the Company writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Company has written is exercised, the Company will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Company purchased the instrument and the strike price of the option. The Company will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Company has purchased is never exercised or closed out, the Company will lose the amount of the premium it paid and the use of those funds. There were no put or call option positions at December 31, 2022.

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Operating Company Risks

Our business is at an early stage of commercial development and we may struggle to generate significant commercial uptake in our products with our current resources.

Our business is at an early stage of commercial development. We have a base of installed devices or tests run at up to approximately 65 hospitals and clinics and approximately 60,000 kits have been sold to clinicians. These sites are covered by a sales, marketing, technical, and clinical support team of 12 individuals composed of employees and consultants. Investment in expanding these resources will be required to reach larger target customers at hospitals and clinics across the country.

In addition, significant research and clinical studies on the potential benefits of blood volume analysis to guide therapeutic decisions will be required to gain acceptance into the guidelines of care and for broader clinical adoption. There is no guarantee that these studies will be successful or completed in a timely or cost-effective manner allowing the company to benefit commercially from their completion.

We will need additional capital to conduct our operations and develop our products, and our ability to obtain the necessary funding is uncertain.

We have used a significant amount of cash and retained earnings since inception to finance the continued development and testing of our BVA-100 system, and we expect to need additional capital resources in order to further commercialize the product as well as develop related products and updates to our existing device.

We may not be successful in maintaining operating cash flow, and the timing of our capital expenditures and other expenditures may impede our commercialization efforts if not sufficient. If financing is not sufficient and additional financing is not available or available only on terms that are detrimental to our long-term survival, it could have a material adverse effect on our ability to successfully commercialize our technology.

Additional financing through strategic collaborations, public or private equity or debt financings or other financing sources may not be available on acceptable terms for our operating company, or at all. Additional equity financing could result in dilution to our shareholders. Further, if we obtain additional funds through arrangements with collaborative partners, these arrangements may require us to relinquish rights to some of our technologies, product or products that we would otherwise seek to develop and commercialize on our own.

If sufficient capital is not available, we may be required to delay, reduce the scope of or eliminate one or more of our research or product development initiatives, any of which could have an adverse effect on our financial condition or business prospects.

Our financial reporting reflects our status as a closed-end investment fund with an operating medical device division whose financial performance is not broken out in detail and reported on a regular basis as is the case with traditional operating companies. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Shareholders seek detailed financial information in their investments and our reporting structure conforms to that of an investment fund. Investors may become dissatisfied with the level of reporting detail that our current fund structure maintains and require greater transparency in the future or lose confidence in the management resulting in a negative impact on the stock price. While the company intends to file for a change of reporting structure in the future to a traditional operating company with the SEC as revenues from the operating division increase whether that will be achievable and at what date remains unknown at this point in time.

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If our efforts to protect our intellectual property related to our technologies are not adequate, we may not be able to compete effectively in our market and our business would be harmed.

We rely upon a combination of patents, trade secret protection and confidentiality agreements to protect the intellectual property related to our technologies. Any disclosure to or misappropriation by third parties of our trade secrets or other confidential information could assist competitors in duplicating or surpassing our technological achievements, thus eroding the competitive advantage we may derive from these patents or know-how.

The strength of patents in the medical diagnostic field involves complex legal and scientific questions and can be uncertain. The patent applications we own may fail to result in issued patents in the United States or in foreign countries and existing patents on parts of our technology have entered the public domain. Third parties may challenge the validity, enforceability or scope of any issued patents we own or license or any applications that may issue as patents in the future, which may result in those patents being narrowed, invalidated or held unenforceable. Even if they are unchallenged, our patents and patent applications may not adequately protect our intellectual property or prevent others from developing similar products that do not fall within the scope of our patents. If the breadth or strength of protection provided by the patents we hold or pursue is threatened, our ability to commercialize any product candidates with technology protected by those patents could be threatened. Since patent applications in the United States and most other countries are confidential for a period of time after filing, we cannot be certain at the time of filing that we are the first to file any patent application related to our technology.

In addition to the protection afforded by patents, we seek to rely on trade secret protection and confidentiality agreements to protect proprietary know-how that is not patentable, processes for which patents are difficult to enforce and any other elements of our discovery platform and drug development processes that involve proprietary know-how, information or technology that is not covered by patents or not amenable to patent protection. Although we endeavor that all of our employees and certain consultants and advisors to assign inventions to us, and all of our employees, consultants, advisors and any third parties who have access to our proprietary know-how, information or technology to enter into confidentiality agreements, our trade secrets and other proprietary information may be disclosed or competitors may otherwise gain access to such information or independently develop substantially equivalent information. Further, the laws of some foreign countries do not protect proprietary rights to the same extent or in the same manner as the laws of the United States. As a result, we may encounter significant difficulty in protecting and defending our intellectual property both in the United States and abroad. If we are unable to prevent material disclosure of the trade secret intellectual property related to our technologies to third parties, we may not be able to establish or maintain the competitive advantage that we believe is provided by such intellectual property, which could materially adversely affect our market position and business and operational results.

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We may be involved in lawsuits to protect or enforce our patent, which could be expensive, time-consuming and unsuccessful.

Competitors may infringe our patents. To attempt to stop infringement or unauthorized use, we may need to enforce one or more of our patents, which can be expensive and time-consuming and distract management. If we pursue any litigation, a court may decide that a patent of ours or our licensor’s is not valid or is unenforceable, or may refuse to stop the other party from using the relevant technology on the grounds that our patents do not cover the technology in question. Further, the legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents, which could reduce the likelihood of success of any infringement proceeding we pursue in any such jurisdiction. An adverse result in any infringement litigation or defense proceedings could put one or more of our patents at risk of being invalidated, held unenforceable, or interpreted narrowly and could put our patent applications at risk of not issuing, which could limit our ability to exclude competitors from directly competing with us in the applicable jurisdictions.

Interference proceedings provoked by third parties or brought by the U.S. PTO may be necessary to determine the priority of inventions with respect to our patents or patent applications or those of our licensors. An unfavorable outcome could require us to cease using the related technology or to attempt to license rights to use it from the prevailing party. Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms, or at all. Litigation or interference proceedings may fail and, even if successful, may result in substantial costs and distract our management and other employees.

If we are unsuccessful in obtaining or maintaining patent protection for intellectual property in development, our business and competitive position would be harmed.

We are seeking patent protection for some of our technology and future products. Patent prosecution is a challenging process and is not assured of success. If we are unable to secure patent protection for our technology and product candidates, our business may be adversely impacted.

In addition, issued patents and pending international applications require regular maintenance. Failure to maintain our portfolio may result in loss of rights that may adversely impact our intellectual property rights, for example by rendering issued patents unenforceable or by prematurely terminating pending international applications.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

In addition to seeking patents for some of our technology and product candidates, we also rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. We currently, and expect in the future to continue to, seek to protect these trade secrets, in part, by entering into confidentiality agreements with parties who have access to them, such as our employees, collaborators, contract manufacturers, consultants, advisors and other third parties. We also enter into confidentiality and invention or patent assignment agreements with our employees and consultants. Despite these efforts, any of these parties may breach the agreements and disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for any such disclosure. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, some courts inside and outside the United States are less willing or unwilling to protect trade secrets. If any of our trade secrets were to be lawfully obtained or independently developed by a competitor, we would have no right to prevent them, or those to whom they disclose the trade secrets, from using that technology or information to compete with us. If any of our trade secrets were to be disclosed to or independently developed by a competitor, our competitive position would be harmed.

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We will have to hire additional executive officers and employees to expand our business. If we are unable to hire qualified personnel, we may not be able to implement our business strategy.

The loss of the services of any of our key product or business development employees could delay our product development programs and our research and development efforts. We do not maintain key person life insurance on any of our officers, employees or consultants. In order to develop our business in accordance with our business strategy, we will have to hire additional qualified personnel, including in the areas of sales, physician education, manufacturing, clinical trials management, regulatory affairs, and business development. We will need to raise sufficient funds to hire the necessary employees and have commenced our search for additional key employees.

We depend on key personnel for our continued operations and future success, and a loss of certain key personnel could significantly hinder our ability to move forward with our business plan.

Because of the specialized nature of our business, we are highly dependent on our ability to identify, hire, train and retain highly qualified scientific and technical personnel for the research and development activities we conduct or sponsor. The loss of one or more key executive officers, or scientific officers, would be significantly detrimental to us. In addition, recruiting and retaining qualified scientific personnel to perform research and development work is critical to our success. Our anticipated growth and expansion into areas and activities requiring additional expertise will require the addition of new management personnel and the development of additional expertise by existing management personnel.

Our employees may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements, which could cause our business to suffer.

We are exposed to the risk of employee fraud or other misconduct. Misconduct by employees could include intentional failures to comply with regulations of governmental authorities, such as the FDA or the European Medicines Agency, or EMA, to provide accurate information to the FDA or EMA, to comply with manufacturing standards we have established, to comply with federal, state and international healthcare fraud and abuse laws and regulations as they may become applicable to our operations, to report financial information or data accurately or to disclose unauthorized activities to us. Employee misconduct could also involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to our reputation. It is not always possible to identify and deter employee misconduct, and the precautions we currently take and the procedures we may establish in the future as our operations and employee base expand to detect and prevent this type of activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from governmental investigations or other actions or lawsuits stemming from a failure by our employees to comply with such laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business and results of operations, including the imposition of significant fines or other sanctions.

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If we experience delays or difficulties in clinical outcome studies or lack the funding to conduct them, receipt of necessary outcome data could be delayed or prevented.

Clinical trials using our BVA-100 depend upon the successful funding, enrollment, and initiation of studies in coordination with research institutions and hospitals. The company does not have sufficient funds to fully sponsor as many outcome studies as may be warranted for adoption of our diagnostic as a standard of care. As such, the company depends upon a combination of grants and research agreements with sponsoring institutions for many of the studies that have been conducted with its technology and anticipates continuing to do so for the foreseeable future.

We and our suppliers are subject to extensive FDA regulation, which can be costly and time consuming and can subject us to unanticipated business costs or difficulties. Even though regulatory approval for products may have been granted, those products may still face regulatory difficulties.

All of our current and potential products, as well as those supplied to Daxor by third parties, processing and manufacturing activities, are subject to comprehensive regulation by the FDA in the United States and by comparable authorities in other countries. The company has spent considerable resources and time obtaining FDA and other required regulatory approvals but is still subject to regulatory action from the FDA if it chooses to revoke or enforce an interpretation of the regulations that would make distribution or manufacture of our products disallowed.

If we, or third-party manufacturers we may contract with, violate regulatory requirements at any stage the FDA may take enforcement action(s) against us, which could include issuing a warning or untitled letter, placing a clinical hold on an ongoing clinical trial, product seizure, enjoining our operations, refusal to consider our applications for pre-market approval, refusal of an investigational new drug application, fines, or even civil or criminal liability, any of which could materially harm our reputation and financial results. In addition, if manufacturing problems occur, regulators may withdraw their approval or demand additional changes in product manufacture or marketing practices.

Enforcement actions we and our suppliers are subject to include:

●	warning letters or other actions requiring changes in product manufacturing processes or restrictions on product marketing or distribution;

●	product recalls or seizures or the temporary or permanent withdrawal of a product from the market;

●	suspending any ongoing clinical trials;

●	temporary or permanent injunctions against our production operations; and

●	fines, restitution or disgorgement of profits or revenue, the imposition of civil penalties or criminal prosecution.

The occurrence of any of these actions would likely cause a material adverse effect on our business, financial condition and results of operations.

Any difficulties or failures that we encounter regarding regulatory approval for our products or those of third-party suppliers would likely have a substantial adverse impact on our ability to generate product sales, and could make any search for a collaborative partner more difficult.

For some of our products, we currently lack sufficient manufacturing capabilities to produce our products in-house and rely upon third party suppliers. Disruption in our manufacturing supply, could negatively impact our ability to meet any future demand for the product.

We expect that we would need to significantly expand our manufacturing capabilities to meet potential demand for our diagnostic devices and Volumex kits. In addition, we depend upon a single manufacturer for components of our products and a disruption in that supply could materially impact our business disrupting out ability to meet demand.

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We currently manufacture our BVA-100 device in a 20,000 square foot facility in Oak Ridge, Tennessee. If our facilities where our products are currently being manufactured or equipment were significantly damaged or destroyed, or if there were other disruptions, delays or difficulties affecting manufacturing capacity, including if such facilities are deemed not in compliance with current Good Manufacturing Practice, or GMP, requirements, future clinical studies and commercial production for our products would likely be significantly disrupted and delayed. It would be both time-consuming and expensive to replace this capacity with third parties, particularly since any new facility would need to comply with the regulatory requirements.

Ultimately, if we are unable to supply our products to meet commercial demand, whether because of processing constraints or other disruptions, delays or difficulties that we experience, our production costs could dramatically increase and sales of our products and their long-term commercial prospects could be significantly damaged.

To be successful, our diagnostic products must be broadly accepted by the healthcare community, which can be very slow to adopt or unreceptive to new technologies and products.

The products that we manufacture represent substantial departure from more established methods of volume assessment and compete with a number of more conventional therapies based upon measures of pressure or hemodynamics manufactured and marketed by major medical device companies. The degree of market acceptance and uptake of our products depends on a number of factors, including:

●	our establishment and demonstration to the medical community the clinical efficacy and safety of our proposed products;

●	our ability to demonstrate that our products are superior to alternatives currently on the market in accuracy and ease of use;

●	our ability to establish in the medical community the potential advantage of our diagnostic over alternative diagnostic methods; and

●	reimbursement policies of government and third-party payers.

If the healthcare community does not accept our products for any of these reasons, or for any other reason, our business would be materially harmed.

Our competition includes diagnostic companies that have significant advantages over us.

The market for medical diagnostic products is highly competitive. We expect that our most significant competitors will be fully integrated and more established medical device companies with extensive product lines and distribution networks. These companies may seek to develop similar products, and they have significantly greater capital resources and research and development, manufacturing, testing, regulatory compliance, and marketing capabilities. As a result, our competitors may develop more competitive or affordable products, or achieve earlier patent protection or product commercialization than we are able to achieve. Competitive products may render our products or future products that we develop obsolete.

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We may be subject to litigation that will be costly to defend or pursue and uncertain in its outcome.

Our business may bring us into conflict with our licensees, licensors or others with whom we have contractual or other business relationships, or with our competitors or others whose interests differ from ours. If we are unable to resolve those conflicts on terms that are satisfactory to all parties, we may become involved in litigation brought by or against us. That litigation is likely to be expensive and may require a significant amount of management’s time and attention, at the expense of other aspects of our business. The outcome of litigation is always uncertain, and in some cases could include judgments against us that require us to pay damages, enjoin us from certain activities, or otherwise affect our legal or contractual rights, which could have a significant adverse effect on our business.

We are exposed to the risk of liability claims, for which we may not have adequate insurance.

Since we participate in the health care industry, we may be subject to liability claims by employees, customers, end users and third parties for past products and services as well as current or future products. While the company carries liability insurance there can be no assurance that the liability insurance we carry will be adequate to cover claims asserted against us or that we will be able to maintain such insurance in the future

We currently have a marketing and sales force of approximately 12 employees and consultants. If we are unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, we may not be able to effectively market and scale our sales to a significant scale.

We currently have a marketing and sales team for the marketing, sales and distribution of our BVA-100 device and kits. In order to fully commercialize our products, we must expand our territory-by-territory basis marketing, sales, distribution, managerial and other non-technical capabilities or make arrangements with third parties to perform these services, and we may not be successful in doing so.

Any failure or delay in the further development of our internal sales, marketing and distribution capabilities would adversely impact the commercialization of any of our products that we obtain approval to market. We may choose to collaborate, either globally or on a territory-by-territory basis, with third parties that have direct sales forces and established distribution systems, either to augment our own sales force and distribution systems or in lieu of our own sales force and distribution systems. If we are unable to enter into such arrangements when needed on acceptable terms or at all this will adversely affect our ability to rapidly scale the sale of our products.

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Our business and operations would suffer in the event of system failures or natural and man-made disasters.

Despite the implementation of security measures, our internal computer systems and those of our contractors and consultants are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. While we have not experienced any such system failure, accident or security breach to date, if such an event were to occur and cause interruptions in our operations, it could result in a material disruption of our operations. For example, a hurricane or severe flood could disrupt one of our key suppliers disrupting our supply chain for weeks or months causing material losses. If any disruption or security breach resulted in a loss of or damage to our data or applications, or inappropriate disclosure of confidential or proprietary information, we could incur liability and additional costs despite some insurance products that the company has purchased to mitigate such costs.

We have incurred net operating losses in the past, and may incur them in the future.

We have incurred cumulative net operating losses in the past. These losses have mainly resulted from ongoing expenses for marketing and research and development as the company attempts to build a market for its products. In the past, the company’s cumulative net income from investments and other items exceeded the operating losses and provided the necessary funds for its continued research and development and marketing. It is the opinion of management that the financial health of the company would have been adversely affected if net income from investments had been substantially less than losses from operations. There is no guarantee that future net income from investments will continue to completely offset operating losses.

The loss of any one customer could have an adverse effect on our consolidated operating business for a short period of time.

In the past, the sale of Blood Volume Kits has accounted for a significant portion of the company’s total consolidated operating revenue, and a small number of customers (hospitals) has comprised the majority of such sales. Management believes that the loss of any one customer would have an adverse effect on our consolidated operating business for a short period of time. The company continues to seek new customers, so that any one hospital will represent a smaller percentage of overall sales.

If there is a decrease in the market value of our available for sale securities, this could have an adverse effect on our ability to fund research and development and marketing efforts.

At December 31, 2022, 89.00% of the fair market value of Daxor Corporation’s investment in securities consisted of utility stocks, all of which are electric utilities, whose market price can be sensitive to rising interest rates. The company’s investment policy calls for a minimum of 80% of the investment portfolio to consist of electric utility stocks. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio of investment securities. Given the current volatility in the market, management feels this is a temporary situation. Depending on the duration of the current market conditions the Board of Directors will revisit this investment policy. At December 31, 2022, the fair market value of Daxor Corporation’s investment in securities was 14.58% of total net assets. The investment in the Operating Company and other assets and liabilities was the remaining balance of the portfolio.

At December 31, 2022, the company’s investment portfolio consisted of 18 separate investments in common stocks and 1, preferred stock. The top five holdings as of this date in the investment portfolio were First Energy, Entergy Corporation, DTE Energy Company, Bank of America and National Grid . These five holdings comprised 46.40% of the value of the investment in securities portfolio and accounted for 45.96 % of the dividend income for the year ended December 31, 2022.

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There is a risk that in an environment of rising interest rates that the market value of these stocks could decline and the utilities could reduce their dividend payments to compensate for increased interest expense. This could have an adverse effect on Daxor Corporation’s ability to fund research and development and marketing efforts necessary to build a market for the company’s products.

The absence of patents or the inability to defend patents could negatively impact our ability to compete for and obtain new business.

Daxor Corporation’s original patent for technology underlying the BVA 100 expired in 2010. The company filed two additional patent applications for an automated instrument to measure human blood volume which were granted April 7, 2015. The filings describe innovations which will be or have been incorporated into the company’s BVA-100 Blood Volume Analyzer; these patents expanded the capabilities of the analyzer to incorporate total body albumin measures and error correction software to improve accuracy. On December 21, 2021 Daxor was granted a patent on guiding treatment using blood volume measurement. In addition, the company has several more patents in various stages of patent office review, and in development.

The blood volume analyzer, however, works most efficiently with the tracer injection kit system which has a separate patent and which expired in 2016. It is possible that another company could develop another version of the Blood Volume Analyzer which would use a different tracer injection kit. To the best of the company’s knowledge, this has not happened yet and management views the development of a competing tracer injection kit as unlikely.

If the current manufacturer were to cease filling the Volumex syringes for us for any reason before we had a chance to make alternative arrangements, this could have a material negative impact on our operating revenue.

All of Daxor Corporation’s orders for Volumex syringes are filled by a single FDA inspected radio pharmaceutical manufacturer. If this manufacturer were to cease filling the Volumex syringes for the company or were denied permission to do so by FDA for any reason before the company had a chance to make alternative arrangements, the effect on the company’s operating revenue could be material. In January 2007, we purchased two 10,000 square foot buildings in Oak Ridge, Tennessee to expand its research, development, and manufacturing capabilities.

Charter or By-laws

There have been no changes to Daxor’s charter or by-laws that would delay or prevent a change of control of Daxor.

Persons Responsible Management

There have been no changes in the persons who are primarily responsible for the day-to-day management of Daxor’s operations

Management Discussion of Fund Performance

See Letter to Shareholders for a more fulsome discussion of Daxor’s performance during the fiscal year ended December 31, 2022.

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The below graph illustrates the hypothetical growth of $10,000 based upon the performance of Daxor’s common share price (“Daxor Market Price”) and net asset value per share price (“Daxor NAV”) for the 10-year period ended December 31, 2021 as compared to the Standard & Poor’s 500® Index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period. The table and graph do not reflect any deduction for taxes that a shareholder may pay on distributions or the disposition of Daxor shares.

Index performance is shown for illustrative purposes only and does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. The Standard & Poor’s 500® Index consists of 500 selected common stocks, most of which are listed on the NYSE. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding.) Stocks may be added or deleted from the Index from time to time. A direct investment in an index is not possible. The S&P 500® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in accordance with SEC regulations.

	1 Year	5 Year	9 Year
Average Annual Returns	Return	Return	Return
NAV	-13.36%	4.29%	-6.73%
Stock	-18.87%	15.07%	2.41%
S&P	-18.01%	9.83%	14.29%

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 109 Meco Lane, Oak Ridge, TN 37830.

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Noninterested Persons”

James Lombard 109 Meco Lane Oak Ridge, TN 37830 Age: 88	Director	One year term, Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	None	None

Henry D. Cremisi, MD FACP 109 Meco Lane Oak Ridge, TN 37830 Age: 65	Director	One year term, Director since 2020	Medical Director, AstraZeneca, a Pharmaceutical company	None	None

Edward Feuer 109 Meco Lane Oak Ridge, TN 37830 Age: 67	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP, an accounting firm	None	None

Joy Goudie, Esq. 109 Meco Lane Oak Ridge, TN 37830 Age: 66	Director	One year term, Director since 2020	Registered Patent Attorney	None	None

Caleb DesRosiers 109 Meco Lane Oak Ridge, TN 37830 Age: 50	Director	One Year Term, Director since 2022	Attorney	None	None

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Interested Persons”

Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age: 53	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age 58	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

December 31, 2022

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/wp-content/uploads/2014/10/DAXOR-CORPORATION-CODE-OF-ETHICS.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Feuer is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for professional services rendered by Baker Tilly US, LLP the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed for assurance and related services by Baker Tilly US, LLP that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2022 and December 31, 2021 were $26,500 and $-0-, respectively. These fees include audit-related services in connection with the registrant’s “at the market” common stock issuance program and the filing of its shelf registration statements during the period. The Adviser or its affiliates have paid all audit-related fees of the registrant prior to or in connection with the registrant’s initial offering of common stock.

(c) Tax Fees. The Company’s Federal and state tax returns were prepared by Zellin & Associates CPA LLC for the year 2020.

(d) All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by Baker Tilly US, LLP in the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(e) (1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Edward Feuer,CPA, James A. Lombard and Joy S. Goudie, Esq.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

December 31, 2022

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Daxor does not have an outside portfolio manager. The Chief Executive Officer of the Company, Michael Feldschuh, manages Daxor’s portfolio.

Name, address and age	Position held with Company	Term of Office and Length of time served	Principal Occupation During past Five years	Number of Portfolio overseen by director	Other Directorship Held (during past five years) by Director
Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Age: 53

Michael Feldschuh has been president of Daxor since 2017. He earned his bachelor’s degree in Pre-Med studies at Columbia College, Columbia University in 1991. Prior to joining Daxor’s executive team in December of 2014 as Executive Vice President, he served as a member of the board of directors for one and a half years prior. Mr. Feldschuh headed his own hedge fund, Aristarc Capital, from 2009 to 2013 specializing in quantitative equity strategies. Prior to founding his own fund, Mr. Feldschuh was a Managing Director at Morgan Stanley Investment Management from 2005 to 2009 and also served as a Managing Director and Portfolio Manager at Millennium Partners in New York from 1997-2005. Mr. Feldschuh was a proprietary trader for Morgan Stanley & Co. from 1994-1997. Mr. Feldschuh began his career at D.E. Shaw & Co. in New York, where he worked with Jeffery Bezos prior to Mr. Bezos’ founding of Amazon.

The compensation paid to Mr. Feldschuh is set forth in the following table.

		Pension or		Compensation
	Aggregate	Benefits Accrues		Fund Complex
	Compensation	as Part of Company	Annual Benefits	Paid
Name	From Company	Expenses	Upon Retirement	to Director
Michael Feldschuh	$100,000	None	None	$100,000

Mr. Feldschuh has deliberately elected to draw a salary that is well below what the company believes is the market rate for someone with his responsibilities and qualifications. It is the belief of the Board of Directors that annual compensation of two or three times what he is currently earning could easily be justified. The decision to keep his annual compensation at well below market rate has been made as part of an effort to preserve capital in light of the company’s ongoing losses from operations.

The following table sets forth the share ownership of Mr. Feldschuh (the dollar range of equity securities in Daxor beneficially owned by Mr. Feldschuh was over $1,000,000).

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner	Owned	Stock
Michael Feldschuh, President and Director*	224,872	5.4%

*Includes 158,206 shares of common stock and 66,666 shares of common stock issuable upon the exercise of options issued under the company’s 2020 Incentive Compensation Plan and the 2004 Stock Option Plan. We ceased issuing options under the 2004 Option Plan. On April 24, 2020, we received an exemptive order that permits us to adopt an incentive compensation plan, and shareholders approved our incentive compensation plan at our 2020 annual meeting.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

(c) CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: March 1, 2023

By (Signature and Title) /s/ Robert J. Michel

Robert J. Michel

Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date: March 1, 2023

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